                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward A. Tomechko, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of The Elder-Beerman Stores Corp., (the "Company"), do hereby certify in accordance with 18. U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         The Annual Report on Form 10-K of the Company for the year ended February 1, 2003 (the "Periodic Report") fully complies with the requirement of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

         The information contained in the Periodic Report fairly present, in all material respects, the financial condition and results of operation of the Company.

Dated:  April 18, 2003

                             /s/ Edward A. Tomechko
                             ----------------------------------------------
                             Edward A. Tomechko

                             Executive Vice President, Chief Financial Officer, Treasurer and Secretary